VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund (the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses
dated August 28, 2013

The following replaces the information in the section entitled, “Fund summary – What are the principal risks of investing in the Fund? – Issuer concentration risk”.

Issuer concentration risk – The portfolio generally holds a limited number of securities depending on our assessment of the investment opportunities available. This allows us to focus on the potential of those particular issuers, but it also means that the Fund may be more volatile than those funds that hold a greater number of securities.

The following replaces the information in the section entitled, “How we manage the Fund – The risks of investing in the Fund – Issuer concentration risk”.

Issuer concentration risk

The portfolio generally holds a limited number of securities depending on our assessment of the investment opportunities available. This allows us to focus on the potential of those particular issuers, but it also means that the Fund may be more volatile than those funds that hold a greater number of securities.

How the Fund strives to manage it: We follow a rigorous selection process when choosing securities and continually monitor them while they remain in the portfolio.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 25, 2013.